SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

CytRx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-15327	58-1642750
(Commission File Number)	(I.R.S. Employer Identification No.)

11726 San Vicente Blvd., Suite 650, Los Angeles, CA	90049
(Address of Principal Executive Offices)	(Zip Code)

(310) 826-5648

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

.

Item 5.     Other Events and Regulation FD Disclosure.

On April 15, 2003, CytRx Corporation (“CytRx”) entered into a series of license agreements with the University of Massachusetts Medical School (“UMMS”) pursuant to which CytRx acquired a license to UMMS’s proprietary RNAi technology and applications for that technology within areas that include obesity, diabetes II, and cancer.

A press release announcing CytRx’s entering into the UMMS license agreements was issued by CytRx on April 21, 2003 and is filed as an exhibit as part of this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

(c)	The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release issued April 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION (Registrant)

Date: April 22, 2003	By:	/s/ Steven A. Kriegsman
Name: Steven A. Kriegsman Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued April 21, 2003.